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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in the registration statement (File No. 333-57367), as amended by this amendment No. 1 to registration statement of our report dated February 13, 1998 included in Pogo Producing Company's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                                ARTHUR ANDERSEN LLP


Houston, Texas
July 9, 1998